FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT (this "Amendment"), to LOAN AND SECURITY AGREEMENT, dated as of October 22, 1997, among GENERAL DATACOMM INDUSTRIES, INC. GENERAL DATACOMM, INC., GDC FEDERAL SYSTEMS, INC., GDC NAUGATUCK, INC., VITAL NETWORK SERVICES, INC. (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), THE CIT GROUP/ BUSINESS CREDIT, INC., as co-agent (in such capacity, the "Co-Agent") and TRANSAMERICA BUSINESS CREDIT CORPORATION, as agent (in such capacity, the "Agent") for the Lenders, is made as of February 13, 1998 among the Borrowers and the Lenders.

                                   WITNESSETH:

WHEREAS, the Borrowers, the Lenders, the Co-Agent and the Agent are parties to the Loan and Security Agreement, dated as of October 22, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement unless otherwise defined herein); and

WHEREAS, the Borrowers have requested that the Lenders agree to amend the Loan Agreement in the manner set forth herein, and the Lenders are agreeable to such amendment, but only on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:

1. Amendment to Loan Agreement. Effective as of the date hereof, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 hereof, the definition of "Stockholders Equity" in Section 1.1 of the Loan Agreement is amended by adding the following sentence at the end thereof:

"The following items shall be excluded from the calculation of Stockholders Equity of a Person: (a) foreign currency exchange adjustments made in the stockholders equity section of the balance sheet of such Person occurring after the Closing Date and (b) up to $3,000,000 of the restructuring costs incurred by such Person in its 1998 fiscal year in connection with the cost reduction initiatives described in the letter dated January 15, 1998 from Dennis J. Nesler to Ian Schnider and Cyril A. Prince." 2. Condition to Effectiveness. This Amendment shall become effective upon the Agent's receipt of counterparts of this Amendment, duly executed by the Borrowers and the Required Lenders and duly consented to by the Guarantors.

3. Representations and Warranties of the Borrowers. Each of the Borrowers represents and warrants as follows: (a) Since September 30, 1997, there has occurred no development, event or change that has had or could reasonably be expected to have a Material Adverse Effect, except as disclosed in the 1998 Fiscal Year Transamerica Plan dated January 14, 1998.

(b) No Default or Event of Default has occurred and is continuing.

(c) The representations and warranties of such Borrower contained in Section 6.1 of the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date).

4. Expenses. The Borrowers shall, jointly and severally, pay for all of the reasonable costs and expenses incurred by the Agent and the Collateral Agent in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent.

5.  Miscellaneous.

(a) Except as expressly amended herein, all of the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect.

(b) Upon the effectiveness of this Amendment, all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and all references in the Loan Agreement to "this Agreement," "hereof," "herein," or similar terms shall mean and refer to the Loan Agreement as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Agent or the Lenders under any of the Loan Documents, or constitute an amendment or waiver of any provision of any of the Loan Documents.

(d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

(e)  This Amendment shall constitute a Loan Document.

6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWERS

GENERAL DATACOMM INDUSTRIES, INC.

By:  /S/ DENNIS J. NESLER
Name:  Dennis J. Nesler
Title:  Vice President & Treasurer

GENERAL DATACOMM, INC.

By:  /S/ DENNIS J. NESLER
Name:  Dennis J. Nesler
Title:  Vice President & Treasurer

GDC FEDERAL SYSTEMS, INC.

By:  /S/ DENNIS J. NESLER
Name:  Dennis J. Nesler
Title:  Vice President & Treasurer

GDC NAUGATUCK, INC.

By:  /S/ DENNIS J. NESLER
Name:  Dennis J. Nesler
Title:  Vice President & Treasurer

VITAL NETWORK SERVICES, INC.

By:  /S/ DENNIS J. NESLER
Name:  Dennis J. Nesler
Title:  Vice President & Treasurer


LENDERS

TRANSAMERICA BUSINESS CREDIT CORPORATION

By:  /S/ GERALD A. MICHAUD
Name:  Gerald A. Michaud
Title:  Senior Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:  /S/ CYRIL A. PRINCE
Name:  Cyril A. Prince
Title:  Vice President

Each of the undersigned Guarantors hereby consents to this Amendment and agrees that the execution, delivery and performance of this Amendment does not in any way affect the obligations of such Guarantor under any Loan Document to which it is a party, all of which obligations are ratified and confirmed, remain absolute and unconditional and are not subject to any defense, setoff or counterclaim.

GENERAL DATACOMM LTD.

By:  /S/ DENNIS J. NESLER
Name:  Dennis J. Nesler
Title:  Vice President & Treasurer

GENERAL DATACOMM LIMITED

By:  /S/ DENNIS J. NESLER
Name:  Dennis J. Nesler
Title:  Vice President & Treasurer

GENERAL DATACOMM INTERNATIONAL CORP

By:  /S/ DENNIS J. NESLER
Name:  Dennis J. Nesler
Title:  Vice President & Treasurer

GENERAL DATACOMM CHINA, LTD.

By:  /S/ DENNIS J. NESLER
Name:  Dennis J. Nesler
Title:  Vice President & Treasurer

DATACOMM RENTAL CORPORATION

By:  /S/ DENNIS J. NESLER
Name:  Dennis J. Nesler
Title:  Vice President & Treasurer

GDC REALTY, INC.

By:  /S/ DENNIS J. NESLER
Name:  Dennis J. Nesler
Title:  Vice President & Treasurer